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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                                        77-0123732
 (State of incorporation)                   (I.R.S. Employer Identification No.)


           510 COTTONWOOD DRIVE
           MILPITAS, CALIFORNIA                            95035
(Address of principal executive offices)                 (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered

   Not Applicable                                         Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          Common Stock, par value $0.01
                                (Title of class)


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Item 1. Description of Registrant's Securities to be Registered

     The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-56099), filed with the Securities and Exchange Commission on June 5, 1998 (the "Form S-1 Registration Statement"), is hereby incorporated by reference.


Item 2. Exhibits

     The following exhibits are filed as part of this Registration Statement:

     1 Specimen stock certificate incorporated by reference to Exhibit 4.2 of the Registrant's Form S-1 Registration Statement.

     2 Amended and Restated Certificate of Incorporation (Delaware corporation), incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

     3 Amended and Restated By-Laws (Delaware Corporation), incorporated by reference to Exhibit 3.4 of the Registrant's Form S-1 Registration Statement.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             MAXTOR CORPORATION

Date:  July 28, 1998


                                             By: /s/ Paul J. Tufano
                                                 -------------------------------
                                                 Paul J. Tufano
                                                 Vice President, Finance and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

  Exhibit
  Number                               Exhibit
  -------                              -------
     1        Specimen stock certificate incorporated by reference to
              Exhibit 4.2 of the Registrant's Form S-1 Registration
              Statement.

     2 Amended and Restated Certificate of Incorporation (Delaware corporation), incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

     3 Amended and Restated By-Laws (Delaware Corporation), incorporated by reference to Exhibit 3.4 of the Registrant's Form S-1 Registration Statement.


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